TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus

and Statement of Additional Information, dated May 1, 2012, as supplemented

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Transamerica Partners Small Core Portfolio

Effective on or about June 30, 2013, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Fort Washington Investment Advisors, Inc., Wellington Management Company LLP, and Invesco Advisers, Inc. with respect to Transamerica Partners Small Core Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Transamerica Partners Variable Funds Small Core Subaccount are invested, and will enter into a new investment sub-advisory agreement with Systematic Financial Management, L.P. (“Systematic”), with respect to the Portfolio. An information statement will be mailed to the Subaccount’s investors to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, the Portfolio’s investment objective and principal investment strategies will change. The Portfolio’s advisory fees will remain the same or may be lower due to the Board’s adoption of an additional breakpoint to TAM’s management contract, which has the potential to lower advisory fees should Portfolio assets reach certain levels. These changes are described below.

The Portfolio’s investment adviser, TAM, will remain the same.

Effective on or about June 30, 2013, the following information will supplement and supersede any contrary information contained in the Prospectus, and Statement of Additional Information (“SAI”) concerning the Portfolio, as applicable:

INVESTMENT OBJECTIVE:

The Portfolio seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The Portfolio normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the Portfolio’s sub-adviser, present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The Portfolio considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the general range of capitalization of the companies that are included in the Russell 2000® Index1 over time. As of December 31, 2012, the market capitalizations of companies in the Russell 2000® Index ranged from $28 million to $4.7 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the Portfolio invests may change.

The Portfolio may invest in ADRs and/or foreign securities trading on U.S. Exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. Investment in derivatives, futures and swaps are not permitted.

The Portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of Portfolio assets will be invested in cash and cash equivalents. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PRINCIPAL RISKS:

The following risk is deleted from the “Principal Risks” section:

Derivatives – Using derivatives exposes the Portfolio to additional risks and can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. The Portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

SUB-ADVISER:

Systematic Financial Management, L.P. The principal business address is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666.

PORTFOLIO MANAGERS:

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Eoin E. Middaugh, CFA	Lead Portfolio Manager	Systematic	Portfolio Manager of the Portfolio since 2013; Managing Partner of Systematic since 2002

ADVISORY FEES:

TAM receives compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

First $300 million	0.80%
In excess of $300 million	0.77%

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Investors Should Retain this Supplement for Future Reference

April 22, 2013

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